Tortoise MLP & Pipeline Fund
Tortoise Select Opportunity Fund
Tortoise VIP MLP & Pipeline Portfolio
Tortoise Select Income Bond Fund

Each, a Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
November 6, 2017

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  We need your help with the upcoming special joint meeting of shareholders of the Tortoise MLP & Pipeline Fund, the Tortoise Select Opportunity Fund, the Tortoise VIP MLP & Pipeline Portfolio (together, the “TCA Funds”) and the Tortoise Select Income Bond Fund (the “Select Income Bond Fund”) (each, a “Fund” and together, the “Funds”), each a series of Managed Portfolio Series (the “Trust”), to vote on an important proposal affecting the Funds.  The meeting will be held on December 21, 2017, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. local time.  For the reasons described below, we are asking shareholders of each of the TCA Funds to approve a new investment advisory agreement between the Trust, on behalf of the TCA Funds, and Tortoise Capital Advisors, L.L.C. (“TCA”).  Shareholders of the Select Income Bond Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Select Income Bond Fund, and Tortoise Credit Strategies, LLC (“TCS”).  Shareholders of each Fund will also be asked to approve any adjournments of the special joint meeting of shareholders needed to solicit additional proxies if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the proposal relating to the new investment advisory agreements.

As discussed in more detail in the enclosed combined proxy statement, the current investment advisory agreement for each Fund is expected to terminate by the end of the first calendar quarter of 2018 due to a proposed change in ownership of the parent company of TCA and TCS (the “Transaction”).  The proposed new investment advisory agreement for each Fund is substantially identical to its current investment advisory agreement, except for the effective dates and termination dates, and would simply continue the relationship between each Fund and TCA or TCS, as applicable.  The Transaction is not expected to result in any change in the way the Funds are managed, or in the investment objectives and policies or investment processes of the Funds.  The Trust’s Board of Trustees believes that the proposal is in each Fund’s best interests.

The question and answer section that follows discusses the proposals that shareholders approve the new investment advisory agreements and approve any adjournment of the special joint meeting of shareholders.  The proxy statement itself provides greater detail about the proposals.  The Board of Trustees recommends that you read the enclosed materials carefully and vote “FOR” the proposals.

The Tortoise VIP MLP & Pipeline Portfolio is currently offered for sale to separate accounts funding variable annuity and variable life insurance contracts (“Variable Contracts”) issued by participating life insurance companies (“Participating Insurance Companies”).  Shares of the Tortoise VIP MLP & Pipeline Portfolio may also be purchased through certain qualified pension and retirement plans. The Participating Insurance Companies hereby solicit and agree to vote at the meeting, to the extent required, the shares of the Tortoise VIP MLP & Pipeline Portfolio that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts.

If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Tortoise VIP MLP & Pipeline Portfolio shares attributable to your Variable Contract. If you are a shareholder, a proxy card is enclosed. The enclosed materials contain information about the Proposals being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special joint shareholder meeting on December 21, 2017.

Thank you for your response and for your continued investment in the Funds.

Sincerely, James R. Arnold President of Managed Portfolio Series

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.
Tortoise Investments, LLC (“Tortoise Investments”), the parent company of Tortoise Capital Advisors, L.L.C. (“TCA”) and Tortoise Credit Strategies, LLC (“TCS”), will undergo a change in control. Pursuant to an agreement with Managed Portfolio Series (the “Trust”), TCA currently serves as investment adviser to the Tortoise MLP & Pipeline Fund, the Tortoise Select Opportunity Fund and the Tortoise VIP MLP & Pipeline Portfolio (together, the “TCA Funds”). Pursuant to an agreement with the Trust, TCS serves as investment adviser to the Tortoise Select Income Bond Fund (the “Select Income Bond Fund”).  As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the current investment advisory agreements with TCA and TCS automatically terminate if TCA and TCS experience a direct or indirect change in control.  In effect, this provision requires each fund’s shareholders to vote on a new investment advisory agreement whenever the ownership of the fund’s investment adviser significantly changes.  The provision is designed to ensure that shareholders have a say in determining the company or persons that manage their fund.  As described in more detail in the proxy statement, Tortoise Investments recently announced the signing of a definitive agreement for a buy-out transaction of Tortoise Investments (the “Transaction”), which will result in a change of control of TCA and TCS and a termination of the current investment advisory agreement with respect to each Fund.  To ensure continuation of the advisory services provided to each Fund, shareholders are being asked to approve a new investment advisory agreement with respect to each Fund.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on October 17, 2017, the Board approved a new investment advisory agreement between the Trust, on behalf of the TCA Funds, and TCA (the “New TCA Agreement”) and a new investment advisory agreement between the Trust, on behalf of the Select Income Bond Fund, and TCS (the “New TCS Agreement”), each subject to approval by the shareholders of the Funds.

Q.	On what matters am I being asked to vote?

A.
Shareholders of the TCA Funds are being asked to vote to approve the New TCA Agreement (“Proposal 1”). Shareholders of the Select Income Bond Fund are being asked to vote to approve the New TCS Agreement (“Proposal 2”). Shareholders of each Fund are being asked to vote to approve any adjournments of the special joint meeting of shareholders needed from time to time to solicit additional proxies if there are insufficient votes at the time of the special joint meeting to constitute a quorum or to approve Proposal 1 or Proposal 2 (“Proposal 3”).

Q.	What ownership changes will result from the Transaction?

A.
Pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”) between a vehicle formed by Lovell Minnick Partners LLC (“Lovell Minnick”) and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors (the “Acquirer”) and certain members of Tortoise Investments, and subject to certain customary closing conditions, the Acquirer will acquire the equity interests in Tortoise Investments currently held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC) and by certain of the original co-founders of Tortoise Investments.  Selling members include Zachary Hamel, Kenneth Malvey and Terry Matlack, who will retire from the Tortoise Investments family upon closing of the Transaction, as well as co-founder David Schulte, who left the Tortoise Investments family in 2015 and is selling his remaining stake.  As part of the Transaction, ongoing management and employees are expected to meaningfully increase their ownership of Tortoise Investments. Employees will retain a significant equity interest, with many investing additional capital alongside the Acquirer.  Following the closing of the Transaction, it is expected that the Acquirer will own approximately two-thirds of the equity interests in Tortoise Investments and ongoing Tortoise management and employees will own approximately one-third of the equity interests in Tortoise Investments.

Lovell Minnick is an independent private equity firm founded in 1999, specializing in financial and business services sectors.  Following the closing of the Transaction, TCA and TCS will continue to operate independently under the Tortoise brand and will continue to emphasize essential asset and essential income investing.  The Transaction is not expected to result in changes to TCA’s or TCS’ investment processes or day-to-day portfolio management of the Funds.

i

Q.	How would the proposals affect my account with the Funds?

A.
The change of control to TCA and TCS will not affect your account.  You will still own the same number of shares in the Funds and the value of your investment will not change as a result of the Transaction.  In addition, five of the eight members of the TCA Funds’ Investment Committee will continue to provide investment strategy oversight to the portfolio management team who implements the strategy for  each TCA Fund without interruption. The Investment Policy & Strategy Committee that is responsible for the overall strategic investment direction of the Select Income Bond Fund’s portfolio will continue to provide overall strategic investment direction with the only changes being the previously planned roll off of Edward Bradford and Zelda Marzec on December 31, 2017, a transition that is being made independently of the Transaction and which was previously disclosed in the Select Income Bond Fund’s prospectus.  The New TCA Agreement and the New TCS Agreement contain substantially similar terms as the existing investment advisory agreements between the Trust and either TCS or TCA, and are discussed in more detail in the enclosed proxy statement.

Q.	How will the change to TCA or TCS affect the fees and expenses I pay as a shareholder of a Fund?

A.
The fees and expenses that you pay as a shareholder of any of the Funds will not increase as a result of the Transaction.  The approval of the New TCA Agreement or the New TCS  Agreement will not result in an increase in the investment advisory fee rate paid by any of the Funds and the Funds will not bear any portion of the costs associated with the Transaction.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposals.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Fund on the “record date,” which is October 17, 2017 (even if that person has since sold those shares), is eligible to vote on Proposals affecting that Fund.

Q.	Are there any material differences between the existing investment advisory agreements with TCA or TCS and the New TCA Agreement or New TCS Agreement?

A.
No.  There are no material differences between the existing investment advisory agreements with TCA or TCS and the New TCA Agreement or the New TCS Agreement, respectively, other than their effective dates and termination dates.

Q.	Will the Funds pay for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	No. The Funds will not bear any of the expenses incurred in connection with preparing the proxy statement and its enclosures nor any of the related legal and solicitation expenses.

Q.	Why am I being asked to approve adjournments of the special joint meeting of shareholders to solicit additional proxies?

A.
It may become necessary from time to time to adjourn the special joint meeting of shareholders in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the meeting to constitute a quorum or to approve Proposal 1 or Proposal 2.  If the proposal to approve adjournments of the meeting is approved and a quorum is not present at the meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the meeting in order to solicit additional proxies.  Even if a quorum is present at the meeting, but there are insufficient votes to approve Proposal 1 or Proposal 2, it is also expected that the holder of proxies will vote to authorize the adjournment of the meeting to solicit additional proxies.

Q.	What vote is required to approve the proposals?

A.
Approval of Proposal 1 with respect to each TCA Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Approval of Proposal 2 requires the vote of the “majority of the outstanding voting securities” of the Select Income Bond Fund.  Under the Investment Company Act of 1940, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special joint meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the special joint meeting is required to approve any adjournment(s) of the special joint meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?

A.	You may vote in any of three ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions

•	By mailing in your proxy card or voting instruction form (shareholders of the Tortoise VIP MLP & Pipeline Portfolio only).

•	In person at the meeting in Milwaukee, Wisconsin on December 21, 2017.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Tortoise MLP & Pipeline Fund
Tortoise Select Opportunity Fund
Tortoise VIP MLP & Pipeline Portfolio
Tortoise Select Income Bond Fund

Each, a series of Managed Portfolio Series

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To be held December 21, 2017

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special joint meeting of shareholders (the “Special Meeting”) of the Tortoise MLP & Pipeline Fund, the Tortoise Select Opportunity Fund, the Tortoise VIP MLP & Pipeline Portfolio (together, the “TCA Funds”) and the Tortoise Select Income Bond Fund (the “Select Income Bond Fund”)  (each, a “Fund” and together, the “Funds”) on December 21, 2017, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description	Funds
1	To approve a new investment advisory agreement between Tortoise Capital Advisors, L.L.C. (“TCA”) and the Trust, on behalf of each TCA Fund.	TCA Funds
2	To approve a new investment advisory agreement between Tortoise Credit Strategies, LLC and the Trust, on behalf of the Select Income Bond Fund.	Select Income Bond Fund
3
To approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposals 1 or 2.
TCA Funds and Select Income Bond Fund

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposals.

Shareholders of record of the Funds at the close of business on the record date, October 17, 2017, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card or voting instruction form for the Tortoise VIP MLP & Pipeline Portfolio only are being mailed on or about November 6, 2017, to such shareholders of record.

By Order of the Board of Trustees, /s/ Jeanine M. Bajczyk Jeanine M. Bajczyk Secretary of Managed Portfolio Series

Milwaukee, Wisconsin
 November 6, 2017

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the telephone voting instructions found on the enclosed proxy card or to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Tortoise MLP & Pipeline Fund
Tortoise Select Opportunity Fund
Tortoise VIP MLP & Pipeline Portfolio
Tortoise Select Income Bond Fund

Each, a Series of Managed Portfolio Series
PROXY STATEMENT

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
December 21, 2017

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special joint meeting of shareholders of the Tortoise MLP & Pipeline Fund, the Tortoise Select Opportunity Fund, the Tortoise VIP MLP & Pipeline Portfolio (together, the “TCA Funds”) and the Tortoise Select Income Bond Fund (the “Select Income Bond Fund”)  (each, a “Fund” and together, the “Funds”) to be held on December 21, 2017 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment advisory agreement between the Trust, on behalf of the TCA Funds, and Tortoise Capital Advisors, L.L.C. (“TCA”); (ii) a new investment advisory agreement between the Trust, on behalf of the Select Income Bond Fund, and Tortoise Credit Strategies, LLC (“TCS”); (iii) any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the proposals in (i) or (ii);  and (iv) to transact such other business as may be properly brought before the Special Meeting.

The Tortoise VIP MLP & Pipeline Portfolio is currently offered for sale to separate accounts funding variable annuity and variable life insurance contracts (“Variable Contracts”) issued by participating life insurance companies (“Participating Insurance Companies”).  Shares of the Tortoise VIP MLP & Pipeline Portfolio may also be purchased through certain qualified pension and retirement plans. The Participating Insurance Companies hereby solicit and agree to vote at the meeting, to the extent required, the shares of the Tortoise VIP MLP & Pipeline Portfolio that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts.

For the limited purpose of this proxy statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Funds, unless the context otherwise requires.

Shareholders of record at the close of business on the record date, established as October 17, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about November 6, 2017.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on December 21, 2017:
The Notice of Meeting and Proxy Statement
 are available at https://proxyonline.com/docs/tortoiseoef2017.pdf

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions, LLC (“AST”) at 1-866-751-6315.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of each Fund’s most recent annual or semi-annual report, please contact the Trust at 1-855-822-3863 or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

The solicitation of shareholder votes on Proposals 1 and 2 is necessitated because Tortoise Investments, LLC (“Tortoise Investments”), the parent company of TCA and TCS is expecting to undergo a change of control. On October 18, 2017, Tortoise Investments announced the signing of a definitive agreement for a buy-out of Tortoise Investments.  Pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”) between a vehicle formed by Lovell Minnick Partners LLC (“Lovell Minnick”) and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors (the “Acquirer”) and certain members of Tortoise Investments, and subject to certain customary closing conditions, the Acquirer will acquire the equity interests in Tortoise Investments currently held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC), and the equity interests currently held by certain of the original founders of the firm.  Selling members include Messrs. Zachary Hamel, Kenneth Malvey and Terry Matlack, each currently a member of the Investment Committee for the TCA Funds and a Managing Director of TCA, who will sell their remaining interests in Tortoise Investments and retire from the Tortoise Investments family upon closing of the Transaction.  Mr. David Schulte, another co-founder of the firm who left the Tortoise Investments family in 2015, will also sell his remaining equity interests in Tortoise Investments as part of the Transaction. As part of the Transaction, ongoing management and employees are expected to meaningfully increase their ownership of Tortoise Investments.  Employees will retain a significant equity interest, with many investing additional capital alongside the Acquirer.  Following the closing of the Transaction, it is expected that the Acquirer will own approximately two-thirds of the equity interests in Tortoise Investments and ongoing Tortoise Investments family management and employees will own approximately one-third of the equity interests in Tortoise Investments. Lovell Minnick is an independent private equity firm founded in 1999, specializing in financial and business services sectors.

TCA serves as investment adviser to the TCA Funds.  TCS serves as investment adviser to the Select Income Bond Fund.   The consummation of the Transaction will result in a change of control of both TCA and TCS. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the terms of the investment advisory agreements between the Trust, on behalf of the TCA Funds, and TCA, and between the Trust, on behalf of the Select Income Bond Fund, and TCS, the change of control will result in a termination of the investment advisory agreements.  Therefore, it is necessary for shareholders of each Fund to approve a new investment advisory agreement for the Fund.

If Proposal 1 is approved by shareholders of each TCA Fund, TCA will serve as the investment adviser to the TCA Funds for an initial two-year period from the effective date of the new investment advisory agreement (the “New TCA Agreement”).  The change of control of TCA is not expected to have any material impact on TCA’s business or operations or the day-to-day portfolio management of the TCA Funds.

The form of the New TCA Agreement is attached as Exhibit A.  The terms of the New TCA Agreement are substantially similar to the terms of the TCA Funds’ current investment advisory agreement (the “Current TCA Agreement”) with respect to services provided by TCA and the advisory fee is identical.  The material terms of the New TCA Agreement and the Current TCA Agreement are compared below in “Terms of the Current and New TCA Agreements.”

If Proposal 2 is approved by shareholders of the Select Income Bond Fund, TCS will serve as the investment adviser to the Select Income Bond Fund for an initial two-year period from the effective date of the new investment advisory agreement (the “New TCS Agreement”).  The change of control of TCS will not have any material impact on TCS’s business or operations or the day-to-day portfolio management of the Fund.

The form of the New TCS Agreement is attached as Exhibit B.  The terms of the New TCS Agreement are substantially similar to the terms of the current investment advisory agreement (the “Current TCS Agreement”) with respect to services provided by TCS and the advisory fee is identical.  The material terms of the New TCS Agreement and the Current TCS Agreement are compared below in “Terms of the Current and New TCS Agreements.”

Section 15(f) the 1940 Act

The Board has been advised that the Transaction has been structured in compliance with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company (such as the Funds) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition specifies that during a three-year period following the closing of the transaction, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. An “unfair burden” includes: any arrangement during the two-year period after the sale of the interest in the investment advisor where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  Acquirer has agreed that following the closing of the Transaction, it will use reasonable best efforts to enable the requirements of Section 15(f) of the 1940 Act to be met.  In addition, in order to avoid an “unfair burden” on the Funds, both TCA and TCS have contractually agreed to reimburse expenses of each Fund to the extent necessary to ensure that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed such Fund’s current expense limitations through at least March 31, 2018 with respect to the TCA Funds and January 31, 2019 with respect to the Select Income Bond Fund.  TCA or TCS may request recoupment of previously reimbursed expenses for three fiscal years from the date they were paid, subject to the expense limitation in place at the time of reimbursement and the expense limitation in place at the time of recoupment. The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must be independent trustees.  Currently, the Board meets this 75% requirement and it is anticipated that it will continue to meet this requirement for the required three-year period.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Information About the TCA Funds

Each TCA Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Delaware statutory trust.  TCA serves as the investment adviser of each TCA Fund.  TCA’s principal office is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211-7811.  Quasar Distributors, LLC (“Quasar”) is the distributor of the TCA Funds’ shares.  Quasar is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The TCA Funds’ administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.

Information About TCA

TCA is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”).  As of September 30, 2017, TCA managed approximately $16.0 billion of client assets.  TCA provides investment management and advisory services to investment companies, individuals, pooled investment vehicles, corporations, state or municipal government entities, other investment advisers, insurance companies, charitable organizations and pension and profit sharing plans.  TCA is wholly-owned by Tortoise Investments. Tortoise Investments shares an address with TCA. Mariner indirectly owns approximately 66% of Tortoise Investments. The remaining 34% of Tortoise Investments is currently owned by founders and employees of TCA, or an affiliate of TCA.  Mariner, a global provider of financial services, is located at 5700 West 112th Street, Overland Park, Kansas 66211.  Mariner is controlled by the Bicknell Family Holding Company, LLC.

The following table sets forth the name, position and principal occupation of each current principal officer of TCA, each of whom can be located through TCA’s principal office location.

Name	Position/Principal Occupation
Kevin H. Birzer	Director and Chief Executive Officer
Connie Savage	Chief Operating Officer
Diane M. Bono	Chief Compliance Officer
Terry C. Matlack	Director
Zachary A. Hamel	Director
Kenneth P. Malvey	Director

Other than the TCA Funds, TCA serves as investment adviser to the following closed-end funds which have investment objectives similar to the TCA Funds:

Fund	Management Fee	Net Assets as of August 31, 2017
Tortoise Energy Infrastructure Corporation	0.95%	$1,296,652,109
Tortoise MLP Fund, Inc.	0.95%	$823,815,219
Tortoise Pipeline & Energy Fund, Inc.	1.10%	$199,503,365
Tortoise Energy Independence Fund, Inc.	1.10%	$171,941,542
*The management fee for the Tortoise Energy Infrastructure Corporation is based on managed assets in the Fund and reflects an annual rate of 0.95% of average monthly managed assets up to $2,500,000,000, 0.90% of average monthly assets between $2,500,000,000 and $3,500,000,000, and 0.85% of average monthly managed assets above $3,500,000,000.

Impact of the Transaction on the Funds’ Investment Advisory Agreement

Shareholders of each TCA Fund are being asked to approve the New TCA Agreement.  The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Current TCA Agreement.  As required by the 1940 Act, the Current TCA Agreement provides for its automatic termination in the event of its assignment.  Accordingly, the Current TCA Agreement will terminate upon the consummation of the Transaction.

If the shareholders of a TCA Fund do not approve the New TCA Agreement, the Board will consider other alternatives to the New TCA Agreement including the identification of a new investment adviser, or the possible liquidation of the TCA Funds.  The Board will take such action as it deems in the best interests of shareholders of the TCA Funds.

Terms of the Current and New TCA Agreements

A copy of the New TCA Agreement is attached as Exhibit A.  The following description is only a summary; however, the material terms of the New TCA Agreement have been included in this summary.  You should refer to Exhibit A for the New TCA Agreement, and the description set forth in this proxy statement of the New TCA Agreement is qualified in its entirety by reference to Exhibit A.  The terms of the New TCA Agreement are substantially similar to the terms of the Current TCA Agreement with respect to services provided by TCA and are identical with respect to the advisory fees.

The Current TCA Agreement was most recently approved by the Board on February 21, 2017. The initial shareholder of the MLP & Pipeline Fund approved the Current TCA Agreement on May 31, 2011. The initial shareholder of the Select Opportunity Fund approved the Current TCA Agreement on September 30, 2013. The initial shareholder of the VIP MLP & Pipeline Portfolio approved the Current TCA Agreement on April 30, 2014.

Advisory Services.  Both the New TCA Agreement and the Current TCA Agreement state that, subject to the supervision and direction of the Board, TCA will provide for the overall management of the TCA Funds including, with respect to each TCA Fund: (i) furnishing the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) managing and overseeing the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) voting proxies for the Fund, filing ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and taking other actions on behalf of the Fund; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; and (v) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by TCA in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board.

Management Fee.  Both the New TCA Agreement and Current TCA Agreement contain identical fee structures.  Both agreements provide that TCA shall receive an investment advisory fee equal to 0.85% of the average daily net assets of each TCA Fund. As a result of the operating expense limitation agreement between the Trust and TCA, TCA received the following net fees (management fees less expense reimbursement) as a percentage of average daily net assets from each TCA Fund during the last two fiscal years:

Fund	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
MLP & Pipeline Fund	0.85%	0.85%
Select Opportunity Fund	0.25%	0.29%
VIP MLP & Pipeline Portfolio	0.00%	0.00%

Duration and Termination.  Both the New TCA Agreement and the Current TCA Agreement provide that they will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of each TCA Fund.  Both agreements provide that they shall remain in effect for each TCA Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act.  Both the New TCA Agreement and the Current TCA Agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to TCA; or (ii) by TCA on not less than 60 days’ written notice to the Fund.

Payment of Expenses.  Under both the New TCA Agreement and the Current TCA Agreement, TCA is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of each TCA Fund, the expenses of printing and distributing copies of each TCA Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of TCA, and any costs of liquidating or reorganizing a TCA Fund. TCA also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

Each TCA Fund is responsible for all of its own expenses, except for those specifically assigned to TCA under the New TCA Agreement and the Current TCA Agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to such TCA Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the TCA Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Brokerage. Both the New TCA Agreement and the Current TCA Agreement provide that TCA shall be responsible for decisions to buy and sell securities for each TCA Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that TCA shall not direct orders to an affiliated person of TCA without general prior authorization to use such affiliated broker or dealer from the Board.  TCA’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting a broker-dealer to execute each particular transaction, TCA may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to a TCA Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Limitation on Liability and Indemnification.  Both the New TCA Agreement and the Current TCA Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on TCA by the agreement, TCA will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Approval and Recommendation

The Board approved the New TCA Agreement at a meeting held on October 17, 2017.  Prior to the meeting, the Board received and considered information from TCA and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New TCA Agreement (“Support Materials”).  Before voting to approve the New TCA Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New TCA Agreement.  The Board considered the discussions it had with representatives of Tortoise Investments and Lovell Minnick during the October 17, 2017 Board meeting. The Board also considered the extent to which the Funds might benefit from TCA’s relationship with Lovell Minnick. This information formed the primary basis for the Board’s determinations.

In reaching its decision to approve the New TCA Agreement, the Board, with the assistance of the Trust’s legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the TCA Funds, including, but not limited to the following, with respect to each TCA Fund :  (1) the quality of the services to be provided to the Fund by TCA; (2) the fact that five of the eight members of the investment committee that has been providing investment strategy oversight to the portfolio management team who implements the strategy for the Fund’s portfolio and its day-to-day investment management will continue to do so under the New TCA Agreement; (3) the fact that the Transaction is not expected to affect the manner in which the day-to-day portfolio management team provides investment advisory services to the Fund; (4) the fact that the fee structure under the New TCA Agreement would be identical to the fee structure under the Current TCA Agreement; (5) the fact that the advisory services under the New TCA Agreement and the Current TCA Agreement are substantially similar; and (6) other factors deemed relevant.

In approving the New TCA Agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the scope of services that TCA would provide under the New TCA Agreement, noting that such services will include but are not limited to the following with respect to each TCA Fund: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that TCA effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered TCA’s strong capitalization and its significant amount of assets under management.  The Trustees considered the specialized investment strategies that TCA uses to manage the TCA Funds, TCA’s experience in implementing similar strategies for other registered funds, and the significant investment experience of TCA and the investment committee in the energy industry.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that TCA will provide to each of the TCA Funds under the Investment Advisory Agreement.

Investment Performance of the Fund.  In assessing the quality of the portfolio management to be delivered by TCA, the Trustees reviewed the short-term and longer-term performance of each TCA Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each TCA Fund’s respective peer funds according to Morningstar classifications, and each TCA Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the TCA Fund.  While the Trustees considered both short-term and longer-term performance of each TCA Fund, they placed greater emphasis on longer term performance.  When reviewing each TCA Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each TCA Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group.  The Trustees further noted the TCA Funds’ broad-based securities benchmark does not resemble each Fund’s respective investment strategies and portfolio holdings, each of which are focused on the energy sector.

•
Tortoise MLP & Pipeline Fund.  The Trustees noted the Fund’s performance exceeded the median and average of its Morningstar peer group for the year-to-date, one-year, three-year and five-year periods ended September 30, 2017. The Trustees further noted that the Fund was in the twelfth percentile of its category for the year-to-date period ended September 30, 2017, fifth percentile for the three-year period ended September 30, 2017 and eighth percentile for the five-year period ended September 30, 2017.  The Trustees observed that the Fund had underperformed its benchmark S&P 500 Index for all periods ended September 30, 2017.  The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

•
Tortoise Select Opportunity Fund.  The Trustees noted the Fund’s performance slightly exceeded the median and trailed the average of its Morningstar peer group for the year-to-date,  period ended September 30, 2017;  trailed the median and average for the peer group for the one-year period ended September 30, 2017; and exceeded the peer group median and average for the three-year period ended September 30, 2017. The Trustees further noted that the Fund was in the twenty-ninth percentile of its peer group for the three-year period ended September 30, 2017.  The Trustees observed that the Fund had underperformed its benchmarks, the S&P 500 Index and S&P Select Sector Energy Index, for all periods ended September 30, 2017. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over relevant time periods.

•
Tortoise VIP MLP & Pipeline Portfolio. The Trustees noted the Fund’s performance exceeded the median and average for the Fund’s Morningstar peer for the year-to-date, one-year and three-year periods ended September 30, 2017.  The Trustees observed that the Fund had underperformed its benchmark S&P 500 Index for all periods ended September 30, 2017. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over relevant time periods.

Advisory Fee.  The Board reviewed and considered the advisory fee payable by each TCA Fund to TCA under the New TCA Agreement.  The Board compared each TCA Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted :

•
Tortoise MLP & Pipeline Fund.  The Fund’s management fee was significantly lower than the average and median management fees of funds comprising the peer group.  After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were lower than, and the C Class was higher than, the average and median total expenses of funds comprising the peer group.

•
Tortoise Select Opportunity Fund.  The Fund’s management fee was higher than the average and median management fees of funds comprising the peer group, but well within the range of management fees borne by funds in the peer group.  After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional Class were lower than, and the Investor and C Classes were higher than, the median and average total expenses of funds comprising the peer group.

•
Tortoise VIP MLP & Pipeline Portfolio. The Trustees noted that the Fund’s management fee was significantly lower than the average and median management fees of funds comprising the peer group.  After the Fund’s fee waivers and expense reimbursements, the total expenses of the Fund’s Class II shares were above the median and average total expenses of funds comprising the peer group. The Trustees further noted the Fund is marketed solely to variable life and variable annuity clients, which generally have higher expense structures than traditional open-end funds due to the servicing fees that must be paid to the sponsoring insurer, and that the peer group funds do not necessarily represent these additional expenses.  The Trustees also considered that when limited to comparably-sized funds, the total expenses of the Fund were below the peer group average. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to the Fund continues to be reasonable.

Costs and Profitability.  The Trustees considered the annual advisory fees that each TCA Fund would pay to TCA under the New TCA Agreement, as well as Tortoise’s profitability from services that TCA and its affiliates rendered to each Fund during the 12 month period ended June 30, 2017 under the Current TCA Agreement, noting that the management fee is the same in each agreement.  The Trustees considered the effect of an expense limitation agreement on TCA’s compensation and that TCA has contractually agreed to reimburse each TCA Fund for operating expenses, as specified in the Funds’ prospectus.  The Trustees also considered that while the management fees that TCA charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the TCA Funds, may be higher, lower, or approximately equal to the advisory fee for the TCA Funds (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), TCA has additional responsibilities with respect to the TCA Funds in comparison to accounts and vehicles for which TCA receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the TCA Funds’ higher fee.  The Trustees concluded that TCA’s service relationship with the Tortoise MLP & Pipeline Fund provides a reasonable profit and that its service relationship with the remaining TCA Funds has not been profitable.

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees considered whether the TCA Funds may benefit from any economies of scale, noting that the investment advisory fees for the TCA Funds do not contain breakpoints.  The Trustees noted the assets in the Select Opportunity Fund and VIP MLP & Pipeline Portfolio remain quite low.  The Trustees considered that because of TCA’s contractual obligations to reimburse each Fund for operating expenses above a specified cap, as described in each TCA Fund’s prospectus, TCA continues to reimburse expenses for the Select Opportunity Fund and VIP MLP & Pipeline Portfolio.  The Trustees also noted the significant additional services that TCA provides to each of the Funds, including investor relations activities, press releases, coordination with the Funds’ principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the TCA Funds’ website.  In addition, the Trustees noted that the MLP & Pipeline Fund incurred daily shareholder cash flows resulting in frequent trading and increased portfolio management responsibilities.  The Trustees determined the current level of assets in the MLP & Pipeline Fund, and the Fund’s asset levels over the past twelve months, do not indicate a decrease in the level of advisory services that TCA will be required to provide to the Fund.  With respect to the remaining TCA Funds, the Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time.  The Trustees further noted they would revisit the issue of breakpoints in the future for each of the TCA Funds as circumstances change and asset levels increase.

Other Benefits to TCA.  The Trustees considered the direct and indirect benefits that could be realized by TCA and its affiliates from its relationship with the TCA Funds. The Trustees noted that TCA does not utilize soft dollar arrangements with respect to portfolio transactions and that TCA does not use affiliated brokers to execute any TCA Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise does not receive additional material benefits from its relationship with the Funds.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New TCA Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote “FOR” the New TCA Agreement.

DESCRIPTION OF PROPOSAL 2
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Information About the Select Income Bond Fund

The Select Income Bond Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Delaware statutory trust.  TCS serves as the Select Income Bond Fund’s investment adviser.  TCS’s principal office is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211-7811.  Quasar Distributors, LLC (“Quasar”) is the distributor of the Select Income Bond Fund’s shares.  Quasar is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.

Information About TCS

TCS is registered as an investment adviser with the SEC under the Advisers Act.  As of August 31, 2017, TCS managed approximately $4.0 billion of client assets.  TCS provides investment management and advisory services to investment companies, individuals, pooled investment vehicles, corporations, other investment advisers, charitable organizations and pension and profit sharing plans.  TCS is wholly-owned by TCS Holdings, LLC (“TCS Holdings”). TCS Holdings is majority owned by Tortoise Investments, LLC and minority owned by employees of TCS or its affiliates.  Mariner indirectly owns 66% of Tortoise Investments. The remaining 34% of Tortoise Investments is currently owned by founders and employees of TCA.  Mariner, a global provider of financial services, is located at 5700 West 112th Street, Overland Park, Kansas 66211.  Mariner is controlled by the Bicknell Family Holding Company, LLC.

The following table sets forth the name, position and principal occupation of each current principal officer of TCS, each of whom can be located through TCS’s principal office location.

Name	Position/Principal Occupation
Bradley J. Beman	Director, Chief Executive Officer and Chief Investment Officer
Connie Savage	Chief Operating Officer
Jason Rall	Chief Compliance Officer
H. Kevin Birzer	Director
Zachary A. Hamel	Director
Gary P. Henson	Director
Michelle R. Kelly	Director

TCS does not serve as an investment adviser to any other registered funds with investment objectives similar to the Select Income Bond Fund.

Impact of the Transaction on the Fund’s Investment Advisory Agreement

Shareholders of Select Income Bond Fund are being asked to approve the New TCS Agreement.  The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Current TCS Agreement.  As required by the 1940 Act, the Current TCS Agreement provides for its automatic termination in the event of its assignment.  Accordingly, the Current TCS Agreement will terminate upon the consummation of the Transaction.

If the shareholders of the Fund do not approve the New TCS Agreement, the Board will consider other alternatives to the New TCS Agreement including the identification of a new investment adviser, or the possible liquidation of the Select Income Bond Fund.  The Board will take such action as it deems in the best interests of shareholders of the Select Income Bond Fund.

Terms of the Current and New TCS Agreements

A copy of the New TCS Agreement is attached as Exhibit B.  The following description is only a summary; however, the material terms of the New TCS Agreement have been included in this summary.  You should refer to Exhibit B for the New TCS Agreement, and the description set forth in this proxy statement of the New TCS Agreement is qualified in its entirety by reference to Exhibit B.  The terms of the New TCS Agreement are substantially similar to the terms of the Current TCS Agreement with respect to services provided by TCS and are identical with respect to the advisory fees.

The Current TCS Agreement was most recently approved by the Board on November 16, 2016.  The initial shareholder of the Select Income Bond Fund approved the Current TCS Agreement on December 28, 2016.

Advisory Services.  Both the New TCS Agreement and the Current TCS Agreement state that, subject to the supervision and direction of the Board, TCS will provide for the overall management of the Select Income Bond Fund including: (i) furnishing the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) managing and overseeing the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) voting proxies for the Fund, filing ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and taking other actions on behalf of the Fund; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; and (v) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by TCS in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board.

Management Fee.  Both the New TCS Agreement and Current TCS Agreement contain identical fee structures.  Both agreements provide that TCS shall receive an investment advisory fee equal to 0.45% of the average daily net assets of the Select Income Bond Fund. As a result of the operating expense limitation agreement between the Trust and TCS, TCS received a net fee (management fees less reimbursement) of 0.00% average daily net assets of the Select Income Bond Fund during the fiscal period ended September 30, 2017.

Duration and Termination.  Both the New TCS Agreement and the Current TCS Agreement provide that they will become effective upon the latter of approval by a majority of the Independent Trustees and, if required, by a vote of the majority of the outstanding voting securities of the Select Income Bond Fund.  Both agreements provide that they shall remain in effect for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act.  Both the New TCS Agreement and the Current TCS Agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to TCS; or (ii) by TCS on not less than 60 days’ written notice to the Fund.

Payment of Expenses.  Under both the New TCS Agreement and the Current TCS Agreement, TCS is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Select Income Bond Fund, the expenses of printing and distributing copies of the Select Income Bond Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of TCS, and any costs of liquidating or reorganizing the Select Income Bond Fund. TCS also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

The Select Income Bond Fund is responsible for all of its own expenses, except for those specifically assigned to TCS under the New TCS Agreement and the Current TCS Agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Select Income Bond Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Select Income Bond Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Brokerage. Both the New TCS Agreement and the Current TCS Agreement provide that TCS shall be responsible for decisions to buy and sell securities for the Select Income Bond Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that TCS shall not direct orders to an affiliated person of TCS without general prior authorization to use such affiliated broker or dealer from the Board.  TCS’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting a broker-dealer to execute each particular transaction, TCS may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Select Income Bond Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Limitation on Liability and Indemnification.  Both the New TCS Agreement and the Current TCS Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on TCS by the agreement, TCS will not be subject to liability to the Trust or the Select Income Bond Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Approval and Recommendation

The Board approved the New TCS Agreement at a meeting held on October 17, 2017.  Prior to the meeting, the Board received and considered information from TCS and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New TCS Agreement (“Support Materials”).  Before voting to approve the New TCS Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New TCS Agreement.  The Board considered the discussions it had with representatives of Tortoise Investments and Lovell Minnick during the October 17, 2017 Board meeting. The Board also considered the extent to which the Funds might benefit from TCS’ relationship with Lovell Minnick. This information formed the primary basis for the Board’s determinations.

In reaching its decision to approve the New TCS Agreement, the Board, with the assistance of the Trust’s legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Select Income Bond Fund, including, but not limited to the following, the Fund :  (1) the quality of the services to be provided to the Fund by TCS; (2) the fact that the same Investment Policy & Strategy Committee that has been responsible for the overall strategic investment direction of the Select Income Bond Fund’s portfolio will continue to provide overall strategic investment direction to the sector portfolio management teams that implement the strategy under the New TCS Agreement with the only changes being the previously planned roll off of two members that had previously been disclosed to shareholders in the Fund’s prospectus; (3) the fact that the Transaction is not expected to affect the manner in which the sector portfolio management teams provide investment advisory services to the Fund; (4) the fact that the fee structure under the New TCS Agreement would be identical to the fee structure under the Current TCS Agreement; (5) the fact that the advisory services under the New TCS Agreement and the Current TCS Agreement are substantially similar; and (6) other factors deemed relevant.

In approving the New TCS Agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the scope of services that TCS would provide under the New TCS Agreement, noting that such services will include but are not limited to the following with respect to the Select Income Bond Fund: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that TCS effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted the experience of the Investment Policy & Strategy Committee that is responsible for the overall strategic investment direction of the Select Income Bond Fund. The Trustees also noted the capitalization of TCS, and also noted the support TCS receives from TCA in the area of compliance among others.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TCS would provide under the New TCS Agreement.

Investment Performance of the Fund.  The Trustees observed that the Select Income Bond Fund had commenced operations on December 28, 2016 and therefore had a limited track record of performance. The Trustees considered that the Fund’s year-to-date performance as of September 30, 2017 exceed the median and average of the Fund’s Morningstar peer group. The Trustees also considered that the Fund’s performance exceeded the performance of its Bloomberg Barclays Aggregate Bond Index benchmark for the year-to-date periods ended September 30, 2017. The Trustees noted that the Select Income Bond Fund’s returns for the year-to-date ended September 30, 2017 period were consistent with a composite of separately managed accounts managed in a substantially similar strategy to the Select Income Bond Fund.

Advisory Fee.  The Trustees considered the annual advisory fees that the Select Income Bond Fund would pay to TCS under the New TCS Agreement, as well as TCS’ profitability from services that TCS and its affiliates rendered to the Select Income Bond Fund during the period ended June 30, 2017 under the Current TCS Agreement, noting that the management fee is the same in each agreement.  The Trustees considered the effect of an expense limitation agreement on TCS’ compensation and that TCS has contractually agreed to reimburse the Select Income Bond Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees also considered that while the management fees that TCS charges to separately managed accounts and other un-registered investment vehicles, each with similar investment strategies to those of the Select Income Bond Fund, may be higher, lower, or approximately equal to the advisory fee for the Select Income Bond Fund (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), TCS has additional responsibilities with respect to the Select Income Bond Fund in comparison to accounts and vehicles for which TCS receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Select Income Bond Fund management fee.  The Trustees concluded that TCS’ service relationship with the Select Income Bond Fund has not been profitable.

Costs and Profitability.  The Board reviewed and considered the advisory fee payable by the Select Income Bond Fund to TCS under the New TCS Agreement.  The Board compared the Select Income Bond Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted the Select Income Bond Fund’s management fee was average and median management fees of funds comprising the peer group but well within the range of the management fees charged by funds in the peer group.  After the Fund’s expense reimbursements, the total expenses of the Select Income Bond Fund’s Institutional Class were lower than, and the Investor Class were higher than, the average and median total expenses of funds comprising the peer group .

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees then considered whether the Select Income Bond Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Select Income Bond Fund did not contain breakpoints.  The Trustees noted that the Select Income Bond Fund has limited operating history and that, given projected asset levels, an increase in assets would most likely not lead to economies of scale that TCS could share with the Select Income Bond Fund for the foreseeable future.  The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits to TCS.  The Trustees noted that TCS expects to utilize soft dollar arrangements and that affiliated brokers will not be used to execute the Fund’s portfolio transactions.  The Trustees also noted that TCS may benefit from the Rule 12b-1 and shareholder servicing fees paid by the Investor Class of the Select Income Bond Fund. The Trustees considered that TCS may receive some form of reputational benefit from services rendered to the Select Income Bond Fund but that such benefits cannot be quantified. The Trustees concluded that TCS will not receive additional material benefits from its relationship with the Select Income Bond Fund.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New TCS Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Select Income Bond Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Select Income Bond Fund vote “FOR” the New TCS Agreement with TCS.

DESCRIPTION OF PROPOSAL 3
APPROVAL OF ADJOURNMENTS OF THE SPECIAL MEETING

The purpose of this Proposal 3 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1 or Proposal 2.

One or more adjournments may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Funds’ governing documents.  Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Funds’ shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on October 17, 2017, the record date, will be entitled to notice of, and to vote at, the meeting.  Pursuant to the Trust’s Agreement and Declaration of Trust each class of a Fund shall vote together as a single class.  On October 17, 2017, there were 241,880,489.489 shares of the Tortoise MLP & Pipeline Fund outstanding, comprised of 215,723,105.275 Institutional Class shares, 21,462,756.494 Investor Class shares and 4,694,627.720 Class C shares. On October 17, 2017, there were 6,793,262.631 shares of the Tortoise Select Opportunity Fund outstanding, comprised of 6,143,235.809 Institutional Class shares, 483,036.189 Investor Class shares and 166,990.633 Class C shares. On October 17, 2017, there were 792,043.214 shares of the Tortoise VIP MLP & Pipeline Portfolio, all of them Class II shares. On October 17, 2017, there were 134,407.509 shares of the Select Income Bond Fund outstanding, comprised of 112,582.778 Institutional Class shares and 21,824.731 Investor Class shares.

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of any Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in TCA, TCS, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.  As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of any class of the Funds:

Name and Address	Number of Shares	Percentage of Class	Share Class
Tortoise MLP & Pipeline Fund
Morgan Stanley Smith Barney LLC 1300 Thames Street FL 6 Baltimore, MD 21231-3496	10,469,045.955	48.78%	Investor

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	4,028,266.305	18.77%	Investor

National Financial Services LLC FEBO Brian Eisendra 25490 Prado De Las Bellotas Calabasas, CA 91302-3658	2,413,149.042	11.24%	Investor

Name and Address	Number of Shares	Percentage of Class	Share Class

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	1,353,198.980	6.30%	Investor

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	65,811,452.856	30.51%	Institutional

National Financial Services LLC FEBO Fiduciary Trust Company PO Box 55806 Boston, MA 02205-5806	50,352,089.791	23.34%	Institutional

Morgan Stanley Smith Barney LLC 1300 Thames ST Street FL 6 Baltimore, MD 21231-3496	28,680,346.637	13.29%	Institutional

Strafe & Co FBO MDC Trust I - Diversified P O Box 6924 Newark, DE 19714-6924	21,735,821.817	10.08%	Institutional

Morgan Stanley Smith Barney LLC 1300 Thames ST Street FL 6 Baltimore, MD 21231-3496	2,706,171.213	57.64%	Class C

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	311,147.086	6.63%	Class C

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	270,231.283	5.76%	Class C

Tortoise Select Opportunity Fund
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	237,873.445	49.25%	Investor Class

NFS LLC FEBO NATC & CO PO Box 874080 Kansas City, MO 64187-0001	117,714.310	24.37%	Investor Class

Name and Address	Number of Shares	Percentage of Class	Share Class

Morgan Stanley Smith Barney LLC 1 New York Plaza 12TH FL New York, NY 10004-1901	44,755.067	9.27%	Investor Class

NFS LLC FEBO Bicknell Family Holding Co LLC 4200 W 115TH Street STE 100 Leawood, KS 66211-2729	3,794,800.159	61.77%	Institutional Class

Morgan Stanley Smith Barney LLC 1300 Thames ST Street FL 6 Baltimore, MD 21231-3496	1,474,299.211	24.00%	Institutional Class

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	587,148.440	9.56%	Institutional Class

Morgan Stanley Smith Barney LLC 1300 Thames ST Street FL 6 Baltimore, MD 21231-3496	62,324.444	37.32%	Class C

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	37,026.257	22.17%	Class C

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	28,349.753	16.98%	Class C

Tortoise Capital Advisors, L.L.C. 11550 Ash Street, STE 300 Leawood, KS 66211-7811	14,763.375	8.84%	Class C

NFS LLC FEBO Ronald L Chapman Beth A Chapman TTE 9351 West Route O #2 Rocheport, MO 65279-9332	8,899.322	5.33%	Class C

Tortoise VIP MLP & Pipeline Portfolio
Jefferson National Life Insurance Company 10350 Ormsby Park PL STE 600 Louisville, KY 40223-6175	774,524.053	97.79%	Class II

Select Income Bond Fund
Tortoise Investments, LLC 11550 Ash Street, STE 300 Leawood, KS 66211-7811	20,000.000	91.64%	Investor Class

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	18,594.01	8.36%	Investor Class

Name and Address	Number of Shares	Percentage of Class	Share Class

Tortoise Investments, LLC 11550 Ash Street, STE 300 Leawood, KS 66211-7811	80,000.000	71.06%	Institutional Class

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	16,370.113	14.54%	Institutional Class

National Financial Services LLC FEBO H Kevin Birzer TTEE 6009 W 137TH ST Overland Park, KS 66223-3505	15,103.317	13.42%	Institutional Class

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Funds as of the close of business on October 17, 2017 (the “Record Date”), are entitled to vote at the meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on Proposal 1 or Proposal 2 to occur at the Special Meeting, there must exist a quorum of shareholders of the Funds.  The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve Proposal 1 or Proposal 2 is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting, subject to approval of Proposal 3,  with respect to Proposal 1 or Proposal 2 from time to time to a date not more than 90 days after the original date of the meeting without further notice other than announcement at the Special Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act, approval of the New TCA Agreement with respect to each TCA Fund will require the vote of a majority of the outstanding voting securities of each TCA Fund.  Approval of the New TCS Agreement will require the vote of a majority of the outstanding voting securities of the Select Income Bond Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proposal 3 requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

The approval of an investment advisory agreement by shareholders of one Fund is not contingent on the approval of the investment advisory agreement by any other Fund.  Each of the New TCA Agreement and the New TCS Agreement was approved separately by the Independent Trustees of the Board, and by the Board of the Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New TCA Agreement and New TCS Agreement for consideration by the shareholders of each relevant Fund.  If the shareholders of a Fund do not approve the New TCA Agreement or New TCS Agreement, as applicable, the Board will consider other possible courses of action for that particular Fund, as described above.

Proxies and Voting at the Meeting

Shareholders may use the proxy card or voting instruction forms provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting.  Any shareholder of a Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  Variable Contact owners may revoke their voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking their instructions, by signing and forwarding to the Participating Insurance Company superseding voting instructions, or otherwise giving notice of revocation at the Meeting. To obtain directions on how to attend the meeting and vote in person, please call (866) 751-6315.

For Direct Owners. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the meeting.  If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

For Variable Contract Owners: Voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of the Tortoise VIP MLP & Pipeline Portfolio for which signed voting instructions forms are received but without specified instructions will be voted FOR the Proposals. Any shares for which no voting instructions are received generally will be voted by the Participating Insurance Company in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of shares may determine the outcome of the vote. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

Telephonic Voting. If eligible, shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The Funds have engaged AST Fund Solutions, LLC (the “AST”) to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $144,419. The cost of solicitation will be will be borne by the parties to the Purchase Agreement.  In addition to the solicitation by mail, officers and employees of TCS, TCA and /or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  AST has also been retained as proxy tabulator.

The Funds will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The Funds do not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-755-3105.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-755-3105 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters to Come Before the Meeting

No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their shareholders.

Dated: November 6, 2017

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A

FORM OF NEW ADVISORY AGREEMENT

MANAGED PORTFOLIO SERIES

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of the [___] day of [______] 2018, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a) Delivery of Trust Documentation.  The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”).  The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b) Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c) The Adviser’s Representations.  The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

     (iii)          It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v) It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

    (vi)           It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

    (vii)     It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

    (viii)       This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d) The Trust’s Representations.  The Trust represents, warrants and agrees that:

(i) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii) It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement; and

(e) Plenary authority of the Board of Trustees.  The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund.  Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund:  (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of  such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities.  The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request.  The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust , including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the Securities and Exchange Commission pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j) The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund.  The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliated persons of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(m) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person of either.  Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein.  The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a) With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”); (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

(f) The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser  to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

(a) For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month.  If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month.  In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

(b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(c) Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of thirty-six months following the end of the month in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses in effect both at the time of the reduction and payment and at the time of reimbursement.  Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

(d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6. LIABILITY; STANDARD OF CARE

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliated persons, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

 (i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

 (ii) Acts or omissions of the Custodian or a Fund, their respective affiliated persons, agents or employees.

(e) No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

(h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8. SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund.  Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9. NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11. CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i) Information related to the Disclosing Party’s, its affiliated persons’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii) any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(iv) Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliated persons without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Adviser shall have the right, however, to disclose such Confidential Information to its affiliated persons’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(d) The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”).  Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12. USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name Tortoise Capital Advisors, L.L.C. as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Tortoise Capital Advisors, L.L.C. logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement.  The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliated persons and including with respect to other investment companies that have obtained consent to use of the Name or the Mark.  The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13. ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15. NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 100 Leawood, KS 66211 Attn: Chief Compliance Officer

FUND:	Managed Portfolio Series on behalf of the [Fund] 777 East Wisconsin Avenue, 10th Floor Milwaukee, WI 53202 Attn: Trust President

17. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19. SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”).  Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund.  The Adviser shall supervise and monitor the activities of each Sub-Adviser.  The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser.  In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21. MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: ______________________________________ Name: Title:

TORTOISE CAPITAL ADVISORS, L.L.C. By: ______________________________________ Name: Title:

SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

Tortoise MLP & Pipeline Fund	0.85%
Tortoise Select Opportunity Fund	0.85%
Tortoise VIP MLP & Pipeline Portfolio	0.85%

EXHIBIT B

MANAGED PORTFOLIO SERIES
INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of the [___] day of [______] 2018, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Tortoise Credit Strategies, LLC a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided. In connection with this appointment:

(a) Delivery of Trust Documentation. The Trust shall deliver to the Adviser copies of:  (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”). The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b) Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c)	The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v) It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

(viii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(d)	The Trust’s Representations. The Trust represents, warrants and agrees that:

(i) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii) It has received a copy of Part  2A of the Adviser’s Form  ADV as is currently in effect as of the date of this Agreement; and

(iii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties

(e) Plenary authority of the Board of Trustees. The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker- dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities. The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request. The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the

Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent  violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance  Procedures in such  detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

  (j)  The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund. The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliated persons of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(l) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer. The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other properly delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

     (a) With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule l 2b1l under the 1940 Act (each, a “12b- 1 Plan”); (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

     (b) A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined  by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members, affiliated persons, or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

(c)	The Adviser may voluntarily or contractually absorb certain Fund expenses.

       (d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

     (e) To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

     (f)    The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

     (a) For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month. If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month. In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

     (b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

     (c) Any such reductions made by the Adviser in its management fees and payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser a period of thirty-six months following the end of the month in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses in effect both at the time of the reduction and payment and at the time of reimbursement. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

     (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6.	LIABILITY; STANDARD OF CARE

     (a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

     (b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

     (c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (d) The Adviser, its affiliated persons, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii) Acts or omissions of the Custodian or a Fund, their respective affiliated persons, agents or employees.

     (e) No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f)                The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

    (g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, members, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

    (h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

    (i) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

    (a) This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund. The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

    (b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

    (c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8.	SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.	NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11.	CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean  and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i) Information related to the Disclosing Party’s, its affiliated  persons’ or its third party licensors or vendors’ trade secrets, customers/shareholders,  business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii) any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(iv)	Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliated persons without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s  Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Adviser shall have the right, however, to disclose such Confidential Information to its affiliated persons’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(d)   The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”). Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12.	USE OF ADVISER’S NAME

     Adviser hereby consents to the royalty-free use by a Fund of the name Tortoise Credit Strategies, LLC as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Tortoise Credit Strategies, LLC logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement. The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

    It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliated persons and including with respect to other investment companies that have obtained consent to use of the Name or the Mark. The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13.	ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with  the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes- Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes- Oxley Act.

15.	NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Tortoise Credit Strategies, LLC 11550 Ash Street, Suite 300 Leawood, Kansas 66211-7811

FUND:	Managed Portfolio Series on behalf of the Tortoise Select Income Bond Fund 777 East Wisconsin Avenue, 10th Floor Milwaukee, WI 53202 Attn: Secretary

17.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.	ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19.	SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub- Adviser”). Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund. The Adviser shall supervise and monitor the activities of each Sub-Adviser. The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub- Adviser’ s duties or obligations under its sub-advisory agreement with the Adviser. In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub- Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20.	LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21.	MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d)	The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: __________________________________ Name: James R. Arnold Title: President and Principal Executive Officer

TORTOISE CREDIT STRATEGIES, LLC By: __________________________________ Name: Title:

SCHEDULE A FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

Tortoise Select Income Bond Fund	0.45%

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Tortoise MLP & Pipeline Fund

A SERIES OF MANGED PORTFOLIO SERIES

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The undersigned, revoking prior proxies, hereby appoints James R. Arnold and Brian R. Wiedmeyer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Tortoise MLP & Pipeline Fund** (the "Fund"), a series of Managed Portfolio Series (the "Trust"), to be held at the offices of the Funds' administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on December 21, 2017 at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6315**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/tortoiseoef2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tortoise MLP & Pipeline Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tortoise™ Capital Advisors

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

CONTROL NUMBER **12345678910**

Tortoise Select Opportunity Fund

A SERIES OF MANGED PORTFOLIO SERIES

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The undersigned, revoking prior proxies, hereby appoints James R. Arnold and Brian R. Wiedmeyer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Tortoise Select Opportunity Fund** (the "Fund"), a series of Managed Portfolio Series (the "Trust"), to be held at the offices of the Funds' administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on December 21, 2017 at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6315**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/tortoiseoef2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tortoise Select Opportunity Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

CONTROL NUMBER **12345678910**

Tortoise VIP MLP & Pipeline Portfolio

A SERIES OF MANGED PORTFOLIO SERIES

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The undersigned, revoking prior proxies, hereby appoints James R. Arnold and Brian R. Wiedmeyer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Tortoise VIP MLP & Pipeline Portfolio** (the "Fund"), a series of Managed Portfolio Series (the "Trust"), to be held at the offices of the Funds' administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on December 21, 2017 at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6315**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/tortoiseoef2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tortoise VIP MLP & Pipeline Portfolio

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

\

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

Tortoise Select Income Bond Fund

A SERIES OF MANGED PORTFOLIO SERIES

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The undersigned, revoking prior proxies, hereby appoints James R. Arnold and Brian R. Wiedmeyer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Tortoise Select Income Bond Fund** (the "Fund"), a series of Managed Portfolio Series (the "Trust"), to be held at the offices of the Funds' administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on December 21, 2017 at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6315**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/tortoiseoef2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tortoise Select Income Bond Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]